Exhibit 10.2

Trademark License Contract

Contract No.: 2007CSFY01   Place of Signing: Shishi City

This Trademark License Agreement (“Agreement”) is entered into by and between:

Trademark Licensor (Party A): Shishi Changsheng Shoes Industry Co., Ltd.

And

Trademark licensee (Party B): Shishi Feiying Plastic Co., Ltd.

In accordance with Article 40 of the Trademark Law of the People’s Republic of China and Article 43 of the Implementation Regulations of the Trademark Law of the People’s Republic of China, both parties, on the principle of free will, honesty and credit, enter into this Contract through negotiation.

I.	Party A agrees to license No. 3646701 trademark registered for the 25th category of shoes to Party B for application to the 25th category of shoes.

II.	Form of license: exclusive.

III.
Period of license shall be from January 1, 2008 to January 1, 2012. In the event that any extension is required upon the expiration of this Contract, Party A and Party B may additionally renew this Contract.

IV.
Party A shall have the right to supervise quality of products involved in the use of the registered trademark, and Party B shall ensure quality of products involved in the use of such registered trademark.

V.	Party B shall indicate Party B’s enterprise name and place of origin on products involved in the use of such registered trademark.

VI.	Party B shall not change characters, graphics or their combination or use Party A’s trademark beyond the licensed scope of products at its own discretions.

VII.	Without Party A’s authorization, Party B shall not license Party A’s registered trademark to the third party in any forms and for any reasons.

VIII.	Method of providing the registered trademark logo: provided by Party A in the form of photos.

IX.	Amount of royalty, calculation method and payment terms: the trademark royalty shall be RMB 20,000 per year, and paid in cash in a lump sum upon termination of this Contract.

X.	Conditions for earlier termination of this Trademark License Contract: Party B uses the trademark against this Contract or both parties agree to terminate this Contract earlier through negotiation.

XI.
After termination of this Contract, Party B shall immediately cease to use this trademark, and the remaining trademark logos shall be transferred to Party A. The products involved in the use of such trademark on the market shall be withdrawn from the market within one month.

XII.	Liabilities for breach of this Contract: the breaching party shall bear corresponding liabilities.

XIII.
Dispute Resolutions: any dispute arising out of this Contract shall be resolved by both parties through negotiation. If no resolution is achieved through negotiation, any such dispute shall be instituted to the local court.

XIV.	Miscellaneous: anything not covered herein shall be determined by both parties through negotiation.

This Contract is executed in duplicate with each party holding one copy respectively. It shall come into effect after it is signed by both parties.

Trademark licensor (Party A)
Sealed by Shishi Changsheng Shoes Industry Co., Ltd.
Legal representative:
Address:
Zip Code:
December 21, 2007

Trademark licensee (Party B)
Shishi Feiying Plastic Co., Ltd.
Legal representative:
Address:
Zip Code:
December 21, 2007

Trademark Bureau of State Administration for Industry and Commerce

Zip Code: 362700 Longshan Development Zone, Hanjiang Town, Shishi City, Fujian Province Shishi Feiying Plastic Co., Ltd.	Date of issuing the document: August 23, 2010 Document No.: 2010 extension 50977SL

Date of application: August 4, 2010 Applicant: Shishi Feiying Plastic Co., Ltd.

Registration No.: 201050977	Registered No.: 3646701

Notice about Acceptance of Application for Transfer

In accordance with the Trademark Law of the People’s Republic of China and the Implementation Regulations of the Trademark Law of the People’s Republic of China, our bureau has accepted application for transfer of the foregoing trademark.

It is hereby notified!

Trademark Bureau of State Administration for Industry and Commerce

August 23, 2010

Beijing Zhonglitong Intellectual Property Agency Co., Ltd.

Trademark Bureau of State Administration for Industry and Commerce

Zip Code: 362700 Longshan Development Zone, Hanjiang Town, Shishi City, Fujian Province Shishi Feiying Plastic Co., Ltd.	Date of issuing the document: August 23, 2010 Document No.: 2010 extension 509780SL
Date of application: August 4, 2010 Applicant: Shishi Feiying Plastic Co., Ltd.

Registration No.: 201050980	Registered No.: 5342599

Notice about Acceptance of Application for Transfer

In accordance with the Trademark Law of the People’s Republic of China and the Implementation Regulations of the Trademark Law of the People’s Republic of China, our bureau has accepted application for transfer of the foregoing trademark.

It is hereby notified!

Trademark Bureau of State Administration for Industry and Commerce

August 23, 2010

Beijing Zhonglitong Intellectual Property Agency Co., Ltd.

Trademark Bureau of State Administration for Industry and Commerce

Zip Code: 362700 Longshan Development Zone, Hanjiang Town, Shishi City, Fujian Province Shishi Feiying Plastic Co., Ltd.	Date of issuing the document: August 23, 2010 Document No.: 2010 extension 50979SL
Date of application: August 4, 2010 Applicant: Shishi Feiying Plastic Co., Ltd.

Registration No.: 201050979	Registered No.: 3646699

Notice about Acceptance of Application for Transfer

In accordance with the Trademark Law of the People’s Republic of China and the Implementation Regulations of the Trademark Law of the People’s Republic of China, our bureau has accepted application for transfer of the foregoing trademark.

It is hereby notified!

Trademark Bureau of State Administration for Industry and Commerce

August 23, 2010

Beijing Zhonglitong Intellectual Property Agency Co., Ltd.

Trademark Bureau of State Administration for Industry and Commerce

Zip Code: 362700 Longshan Development Zone, Hanjiang Town, Shishi City, Fujian Province Shishi Feiying Plastic Co., Ltd.	Date of issuing the document: August 23, 2010 Document No.: 2010 extension 50978SL
Date of application: August 4, 2010 Applicant: Shishi Feiying Plastic Co., Ltd.

Registration No.: 201050978	Registered No.: 3646700

Notice about Acceptance of Application for Transfer

In accordance with the Trademark Law of the People’s Republic of China and the Implementation Regulations of the Trademark Law of the People’s Republic of China, our bureau has accepted application for transfer of the foregoing trademark.

It is hereby notified!

Trademark Bureau of State Administration for Industry and Commerce

August 23, 2010

Beijing Zhonglitong Intellectual Property Agency Co., Ltd.